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                                                                EXHIBIT 23.3


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K/A into Hadco Corporation's previously filed Registration Statements on Form S-8, File No. 33-2915, File No. 33-12555,
File No. 33-24975, File No. 33-24976, File No. 33-40616, File No. 33-48288 and
File No. 333-11485.


                                          /s/ ARTHUR ANDERSEN, LLP

Boston, Massachusetts
May 12, 1997